Income Taxes (Notes)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income tax disclosure
Income Taxes
For the years ended December 31, 2017, 2016 and 2015, the Company’s tax provision was computed based on the legal entity structure, as described in Note 1. Any tax benefit or valuation allowance related to net operating losses (“NOL”) was recognized and evaluated on a stand-alone basis.
The domestic and foreign components of income (loss) before income taxes are as follows:

	MPM HOLDINGS INC.
	Year Ended December 31,
	2017	2016	2015
Domestic	$(129)	$(118)	$(92)
Foreign	144	(28)	20
Total	$15	$(146)	$(72)

	MOMENTIVE PERFORMANCE MATERIALS INC.
	Year Ended December 31,
	2017	2016	2015
Domestic	$(128)	$(116)	$(91)
Foreign	144	(28)	20
Total	$16	$(144)	$(71)

There were no material differences in the remaining Income Taxes items between Momentive and MPM.

Income tax expense (benefit) attributable to income (loss) from operations consists of:

	Current	Deferred	Total
Year ended December 31, 2017:
United States federal	$—	$—	$—
State and local	—	—	—
Non-U.S. jurisdictions	24	(9)	15
	$24	$(9)	$15
Year ended December 31, 2016:
United States federal	$—	$(10)	$(10)
State and local	—	—	—
Non-U.S. jurisdictions	35	(7)	28
	$35	$(17)	$18
Year ended December 31, 2015:
United States federal	$—	$—	$—
State and local	—	—	—
Non-U.S. jurisdictions	19	(6)	13
	$19	$(6)	$13

Income tax expense attributable to income (loss) before income taxes was $15, $18, and $13 for the year ended December 31, 2017, 2016, and 2015, respectively, and differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax loss from continuing operations as a result of the following:

	Year Ended December 31,
	2017	2016	2015
Income tax expense:
Computed expected tax (benefit) expense	$6	$(50)	$(25)
Increase (reduction) in income taxes resulting from:
Tax rate changes	113	(6)	(3)
Non-U.S. tax rate differential	(8)	(4)	(1)
Branch accounting effect	32	(17)	7
Withholding taxes	2	3	3
Valuation allowance	(130)	76	33
Permanent differences	5	(1)	3
Reserves for uncertain tax positions	(5)	17	(4)
Total	$15	$18	$13

In December 2017, The Tax Cuts & Jobs Act (the “TCJA”) was enacted into law. The TCJA decreased the federal corporate tax rate to 21%, imposed a one-time transition tax on previously unremitted foreign earnings, and modified the taxation of other income and expense items. The Company’s 2017 accompanying financial statements reflect provisional estimates for the one-time transition tax on the untaxed post -1986 earnings & profits (E&P) of our foreign subsidiaries, excluding our foreign branches. In addition, the Company revalued its deferred tax assets and liabilities as of December 31, 2017 based on the enacted federal corporate tax rate of 21%, which resulted in the Company recognizing expense of $113, which was fully offset by a benefit due to reduction in its valuation allowance.
In December 2017, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”). SAB 118 permits issuers up to one year from the enactment date of the Tax Cuts and Jobs Act of 2017 (“TCJA”) to complete the accounting for the income tax effects of TCJA when a registrant does not have the necessary information available, prepared, or analyzed in reasonable detail to complete the accounting. The TCJA changes existing U.S. tax law and includes numerous provisions that will affect businesses. The act introduces changes that impact U.S. corporate tax rates, business-related exclusions, and deductions and credits. The Act will also have international tax consequences for many companies that operate internationally. Until the accounting for income tax effects is complete, financial statements should include provisional amounts to the extent a reasonable estimate of the income tax effected of the TCJA can be determined. The guidance is effective for annual periods after December 22, 2017, including interim periods within the reporting period. The Company has recognized the provisional tax impacts related to deemed repatriated earnings included in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts due to additional analysis, changes in interpretations and assumptions the Company has made or additional guidance that may be issued.
As the Company continues to monitor and evaluate the external factors impacting our provisional amounts, the Company will also obtain, prepare and analyze additional information to further refine our provisional estimate for the transition tax and to determine whether an additional provisional amount is required with respect to the remaining undistributed earnings of our foreign subsidiaries, excluding foreign branches. This information includes, but is not limited to, U.S. federal income attributes, U.S. state income/franchise tax analysis and developments, non-U.S. income and withholding tax obligations on any actual repatriations, non-U.S. legal and regulatory restrictions related to capital, availability and utilization of U.S. and non-U.S. tax attributes and impacts on current and deferred tax due to TCJA.

The rate reconciling item, “Valuation allowance” principally relates to the maintenance of a full valuation allowance for jurisdictions in which a valuation allowance had already been established based on the current year increase or decrease in net deferred tax assets in those jurisdictions.

The rate reconciling item, “Reserves for uncertain tax positions” for 2016 includes a payment of $9 related to the Company’s Italian tax court claim that was settled in 2016. In 2016, the Company also received a reimbursement of $9 under a tax indemnification agreement and included this in non-operating expenses (net) in the Company’s Consolidated Statement of Operations.

The rate reconciling item, “Non-U.S. rate differential”, reflects the difference between the tax expense or benefit on pre-tax foreign income or loss at the local statutory rate, which is typically lower than 35%, after consideration of permanent differences, and the tax impact of the same pre-tax income or loss as computed at the U.S. statutory rate of 35%. The impact of the rate differential by jurisdiction was as follows:

	Pre-Tax Income (Loss)	Statutory Rate(1)	Rate Effect
December 31, 2017:
China	$19	25.0%	$(2)
Thailand	12	20.0%	(2)
Japan	44	29.7%	(2)
Other (2)	69		(2)
			$(8)
December 31, 2016:
China	$30	25.0%	$(3)
Germany	(86)	32.0%	3
Thailand	12	20.0%	(2)
Other (2)	16		(2)
			$(4)
December 31, 2015:
China	$12	25.0%	$(1)
Other (2)	8		—
			$(1)

(1)	The statutory rates included in the table above reflect the total statutory rates applied in each jurisdiction, including the impact of surcharges and local trade or enterprise taxes.

(2)
Other significant jurisdictions (and statutory rates) impacting the “Non-U.S. rate differential” includes: Korea 22% in 2017 and 2016, 24% in 2015), Thailand (20%), Hong Kong (16.5%), China (25%), Italy (27.5%), Switzerland (24% in 2015), and Germany (32.0%).

Due to the disregarded branch structure described above, an additional adjustment for “Branch accounting effect” records the tax impact of the foreign pre-tax income required to be included in the U.S. tax return at the U.S. statutory rate. This amount does not directly offset the “Non-U.S. rate differential” due primarily to the tax effect of inclusion of permanent GAAP to local tax differences in the “Non-U.S. rate differential”.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016 are presented below:

	Domestic		Foreign
	2017	2016	2017	2016
Deferred tax assets:
Inventory	$7	$12	$3	$5
Employee compensation	8	12	3	3
Unrealized foreign currency loss	10	13	3	1
Amortization	—	14	10	14
Depreciation	—	—	2	2
Pension	81	131	41	40
Net operating losses	110	132	120	102
Branch accounting future benefit	14	26	—	—
Reserves and accruals	11	23	7	8
Deferred interest deductions	—	—	55	61
Amortizable financing costs	3	8	—	—
Other	—	—	3	3
Total gross deferred tax assets	244	371	247	239
Less valuation allowance	(181)	(297)	(190)	(187)
Net deferred tax assets	63	74	57	52
Deferred tax liabilities:
Inventory	—	—	3	3
Reserves and accruals	—	—	1	1
Amortization	13	—	30	32
Depreciation	49	72	51	54
Withholding taxes and other	1	2	21	19
Total deferred tax liabilities	63	74	106	109
Net deferred tax liability	$—	$—	$(49)	$(57)

For the year ended December 31, 2016, the domestic deferred taxes were computed using a federal tax rate of 35%, whereas for the year ended December 31, 2017 the deferred taxes have been computed using a federal tax rate of 21%, the rate the Company expects the deferred taxes to reverse at in the future. There was a reduction of $113 in our net domestic deferred tax assets and a similar reduction in our domestic valuation allowance a result of the TCJA.

NOL Schedule

Country	NOL Value
United States	$473
Germany	293
Japan	63
Italy	19
Thailand	10
Other	1
Total	$859

For the year ended December 31, 2017, 2016, and 2015, the Company had available approximately $859, $704, and $585 of gross NOL carryforwards with expiration dates ranging from one year to indefinite that may be applied against future taxable income, respectively. In addition, none of the $473 U.S. NOL carryforwards are subject to dual consolidated loss rules. The NOL for the United States will begin to expire in 2034. The NOL for Thailand and Japan will begin to expire in 2018. The NOL for Germany and Italy has no expiration date.
As a result of exiting bankruptcy, there was a change of ownership for the Company’s German entity. For German tax purposes, a change of ownership would trigger a limitation on the NOL carryforwards as of the date of the change in ownership. The limitation would disallow the entire NOL except for any amount that could be offset against any built in gain that existed at the ownership change. The Company has estimated the built in gain and concluded there is enough to support the NOL at the ownership change which is supported by a completed valuation of the German business. Since there is a valuation allowance against the German NOL deferred tax asset, a change in NOL would decrease the deferred tax asset and corresponding valuation allowance.
The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the net deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefit of most of their net deferred tax assets. As of December 31, 2017 and 2016, in some jurisdictions in which there is a net deferred tax asset, the Company has established a full valuation allowance. However, there are exceptions for certain non-U.S. jurisdictions where, based on management’s assessment, it is more likely than not the net deferred tax asset will be realized.
For the year ended December 31, 2017, the company recorded a decrease in valuation allowance of $113, comprised of a decrease in the U.S. valuation allowances of $116 and an increase in the foreign valuation allowance of $3. The change in the U.S. and non-U.S. valuation allowances recorded to reflect current activity of the U.S. and non-U.S. entities that have previously established valuation allowances. For the year ended December 31, 2016, the Company recorded an increase in valuation allowances of $65, comprised of an increase in the U.S. valuation allowances of $54 and an increase in the foreign valuation allowances of $11. The change in U.S. valuation allowances was primarily attributable to the impact of legislative changes enacted in December 2017 which reduced the U.S. federal corporate income tax rate to 21% beginning in 2018. The increase in foreign valuation allowances of $3 was primarily attributable to valuation allowances of $3 recorded to reflect current activity of the non-U.S. entities that have previously established valuation allowances.
Under branch accounting, the inclusion of the non-U.S. operations in the U.S. income tax return requires the establishment of a deferred tax asset or liability to offset the foreign affiliates’ tax consequences; eliminating a duplicative deferred tax benefit or expense. The branch accounting future benefit deferred tax asset of $14 and $26 at December 31, 2017 and 2016, respectively, principally represents the offset to the non-U.S. affiliates deferred tax liabilities of $49 and $57 as of December 31, 2017 and 2016, respectively.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at December 31, 2015	$36

Additions for tax positions of the current year	6
Additions for tax positions of the prior years	8
Reductions for tax positions of prior years	(2)
Settlements	(5)
Statute of limitations expiration	(4)
Foreign currency translation	—
Balance at December 31, 2016	$39

Additions for tax positions of the current year	3
Additions for tax positions of the prior years	1
Reductions for tax positions of prior years	(10)
Settlements	—
Statute of limitations expiration	(4)
Foreign currency translation	2
Balance at December 31, 2017	$31

Liabilities for unrecognized tax benefits as of December 31, 2017 relate to various domestic and foreign jurisdictions. If recognized, all of the unrecognized tax benefits as of December 31, 2017 would reduce the Company’s effective tax rate.
The Company recognizes interest and penalties related to unrecognized tax benefits in the provision for income taxes. As of December 31, 2017 and 2016, the Company has recorded a liability of approximately $8 and $6, respectively, for interest and penalties.
In 2016, the Company settled tax-related claims in an Italian court for $9 which included $4 of interest and penalties. In 2016, the Company also received a reimbursement of $9 under a tax indemnification agreement and included this in non-operating expenses (net) in the Company’s Consolidated Statement of Operations.
The Company files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. In the normal course of business the Company is subject to examination by taxing authorities throughout the world with examinations ongoing in a few of those jurisdictions including Canada, Germany, India, and Korea. Such major jurisdictions with open tax years are as follows: United States 2006-2017, China, 2007-2017, Germany 2006-2017, Italy 2012-2017, India 2014-2017, Switzerland 2016-2017, Singapore 2013-2017, Japan 2011-2017, Thailand 2012-2017, Hong Kong 2012-2017, Canada 2009-2014 and Brazil 2012-2017. Unrecognized tax benefits are not expected to change significantly over the next 12 months.
The Company is recognizing the earnings of non-U.S. operations currently in its U.S. consolidated income tax return as of December 31, 2017 and is expecting that, with the exception of Germany and Japan, all earnings will be repatriated to the U.S. The Company has accrued the incremental tax expense expected to be incurred upon the repatriation of these earnings. In addition, the Company has certain intercompany arrangements that, if settled, may trigger taxable gains or losses based on foreign currency exchange rates in place at the time of settlement. As a result, the Company is asserting permanent reinvestment with respect to certain intercompany transactions considered indefinite. Since the currency translation impact is considered indefinite, the Company has not provided deferred taxes on gains of $9, which could result in a tax obligation of $3, based on currency exchange rates as of December 31, 2017. Should the intercompany arrangement be settled or the Company changes its assertion, the actual tax impact will depend on the currency exchange rate at the time of settlement or change in assertion.